                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            AIM FLOATING RATE FUND
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                               PROXY INFORMATION

In January, shareholders of AIM Floating Rate Fund were mailed a proxy statement asking for approval to: (1) approve an agreement and plan of conversion and liquidation; (2) approve a distribution plan; (3) elect a director; and (4) ratify the selection of independent public accountants.

You can go directly to General Questions and Answers About Proxy Voting, view the Proxy Statement, or view the Semi-Annual Report or cast your vote by any of the following methods:

WAYS TO VOTE

BY INTERNET
     (AIM Floating Rate Fund shareholders only)
     Online Proxy Voting. Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.
BY MAIL
     (AIM Floating Rate Fund shareholders only)
     Complete and sign the proxy card and return it in the envelope enclosed with the shareholder mailing.
BY FAX
     (AIM Floating Rate Fund shareholders only)
     Fax your proxy card to Shareholder Communications Corporation (SCC), the fund's proxy solicitor, at 1-800-733-1885.
BY TELEPHONE
     (AIM Floating Rate Fund shareholders only)
     Call toll free 1-800-786-5285. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS...
AIM will assist shareholders in the voting process. If you have any questions, we invite you to call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before February 25, 2000, the date of the meeting, an SCC representative may call you to remind you to exercise your right to vote.

  ------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

[Please be aware that AIM Funds: ARE NOT FDIC INSURED - MAY LOSE VALUE -
                                                         HAVE NO BANK GUARANTEE]

                        A I M Distributors, Inc. 1/2000

      [ Copyright 2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Infomation.]

                  QUESTIONS AND ANSWERS ABOUT PROXY VOTING FOR
                    SHAREHOLDERS OF AIM FLOATING RATE FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

  1. What am I being asked to vote on?
  2. How does the Board recommend that I vote?
  3. What major changes are being proposed?
  4. How would these changes benefit me?
  5. Will any of the proposed changes affect the value of my account?
  6. Why should I bother to vote?
  7. Has AIM contracted for the services of a proxy solicitor?
  8. How do I register my vote?
  9. Will my vote be confidential using the online proxy voting system?
  10. How do I sign the proxy card?
  11. What is the deadline for voting?

1. WHAT AM I BEING ASKED TO VOTE ON?                              [Link To Top]

There are four issues:

   * Approving an agreement and plan of conversation and liquidation for the Fund.
   * Approving a distribution plan.
   * Electing a director
   * Ratifying the Board's selection of independent public accountants.

2. HOW DOES THE BOARD RECOMMEND THAT I VOTE?                      [Link To Top]

The Board recommends that you vote FOR all the proposals on the proxy card.

3. WHAT MAJOR CHANGES ARE BEING PROPOSED?                         [Link To Top]

The major changes are as follows:

   * Eliminating the master-feeder structure and replacing it with a simpler, single-tiered investment arrangement,
   * Offering multiple classes of shares of the fund for investors with different sales and distribution charges, and
   * Converting the fund to an "interval" status requires the fund to conduct quarterly repurchase offers for a portion of its shares. Currently, tender offers are held at the discretion of the fund's board.

4. HOW WOULD THESE CHANGES BENEFIT ME?                            [Link To Top]

AIM and the fund's board believe the restructuring of the fund can benefit shareholders because, when the restructuring is completed, shareholders will enjoy such benefits as:

   * Guaranteed tender offers each quarter.
   * Possible lower operating expenses as a result of eliminating the master-feeder structure.
   * Possible waiver of early withdrawal charges in events such as death or retirement of shareholders

5. WILL ANY OF THESE CHANGES AFFECT THE VALUE OF MY ACCOUNT?      [Link To Top]

No. None of them will.

6. WHY SHOULD I BOTHER TO VOTE?                                   [Link To Top]

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with its meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum or send additional proxies to shareholders, incurring unnecessary additional costs.

7. HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?      [Link To Top]

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

8. HOW DO I REGISTER MY VOTE?                                     [Link To Top]

   * You may indicate your vote on the proxy card and return it in the postage-paid envelope.
   * You may FAX the proxy card to Shareholder Communications Corporation, our proxy solicitor, at 1-800-733-1885.
   * You may call in your vote to Shareholder Communications Corporation at 1-800-786-5285.
   * You may vote your shares through our Web site at http://www.aimfunds.com, where you will find an icon for Online Proxy Voting.

9. WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
                                                                  [Link To Top]

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

   * Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.
   * Control Number - Each shareholder is required to enter his or her control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her position.
   * Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders' accounts. All account-specific data remain behind our firewall.

10. HOW DO I SIGN THE PROXY CARD? (DOES NOT APPLY IF VOTING BY PHONE OR
INTERNET)                                                         [Link To Top]

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

11. WHAT IS THE DEADLINE FOR VOTING?                              [Link To Top]

All votes must be received before the Shareholder Meeting, which will be held at 2:00 P.M. Central time February 25, 2000.

  ------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

[Please be aware that AIM Funds: ARE NOT FDIC INSURED - MAY LOSE VALUE -
                                                        HAVE NO BANK GUARANTEE]

                        A I M Distributors, Inc. 1/2000

      [ Copyright 2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Infomation.]

                                 Annual Reports

Below is a link to the most recent Semi-Annual report in Portable Document Format for AIM Floating Rate Fund.

Semi-Annual reports are in PDF format. You must have Adobe Acrobat Reader installed to view these documents. Please visit our Tools Download page to obtain this plug in.

   * AIM Floating Rate Fund

  ------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

[Please be aware that AIM Funds: ARE NOT FDIC INSURED - MAY LOSE VALUE -
                                                         HAVE NO BANK GUARANTEE]

                        A I M Distributors, Inc. 1/2000

      [ Copyright 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Infomation.]

[ProxyCard.Com Image]
=====================

      Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy-- over the internet. To vote your shares, follow these four easy steps:

        1. Review the proxy statement you received in the mail.
        2. Enter the control number printed on your proxy card below.
        3. Complete your internet proxy card and submit your vote. Don't forget to click the "This vote is correct" button.
        4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

      If you have more than one proxy card, you will need to vote each position individually.

      Enter a control number below (printed on your proxy card):

      [         ]

      [submit]

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                             AIM FLOATING RATE FUND
             PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 25,
                                      2000

THE UNDERSIGNED, HERBY APPOINTS SAMUEL D. SIRKO AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE
SPECIAL MEETING OF SHAREHOLDERS OF GT GLOBAL FLOATING RATE FUND, INC. (D/B/A AIM FLOATING RATE FUND), ON FEBRUARY 25, 2000 AT 2:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

01. APPROVAL OF AN AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION PROVIDING FOR THE REORGANIZATION OF AIM FLOATING RATE FUND AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

02.  APPROVAL OF A DISTRIBUTION PLAN FOR AIM FLOATING RATE FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

03.  ELECTION OF ROBERT H. GRAHAM AS DIRECTOR OF THE FUND.

     [ ]  FOR
     [ ]  WITHHOLD AUTHORITY

04. RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

05. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                    [submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [Back]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

e-mail: [                      ]


                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                             AIM FLOATING RATE FUND
          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 25, 2000

THE UNDERSIGNED, HEREBY APPOINTS SAMUEL D. SIRKO AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS OF GT GLOBAL FLOATING RATE FUND, INC. (D/B/A AIM FLOATING RATE FUND), ON FEBRUARY 25, 2000 AT 2:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


01. APPROVAL OF AN AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION PROVIDING FOR THE REORGANIZATION OF AIM FLOATING RATE FUND AS A DELAWARE BUSINESS TRUST.

    [ ] FOR

     [ ] AGAINST
     [ ] ABSTAIN

02.  APPROVAL OF A DISTRIBUTION PLAN FOR AIM FLOATING RATE FUND.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

03.  ELECTION OF ROBERT H. GRAHAM AS DIRECTOR OF THE FUND.

     [ ] FOR
     [ ] WITHHOLD AUTHORITY

04. RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

05. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                             Is this vote correct?

                         [This Vote is Correct]  [Back]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[         ]

                                    [submit]